Exhibit 4.1

Quanex

Quanex Building Products Corporation

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 747619 10 4

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

QUANEX BUILDING PRODUCTS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SECRETARY

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

The Company will furnish without charge to each shareowner who so requests a summary statement of the designations, terms, relative rights, preferences, limitations, purposes and voting powers and the prohibitions, restrictions and qualifications of the voting and other rights and powers of the shares of each class of stock which the Company is authorized to issue insofar as they have been fixed and determined and the authority of the Board of Directors in respect thereto. Requests may be directed to the Secretary of the Company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UTMA -		Custodian

				(Cust)		(Minor)
TEN ENT	-	as tenants by entireties		under Uniform Transfers to Minors

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		Act

(State)
Additional abbreviations may also be used though not in above list.

For value received                      hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                     Shares of the capital stock represented by the within (certificate, and do hereby irrevocably constitute and appoint
                                                                                                                      Attorney to transfer the said stock on the books of the within-named (corporation with full power of substitution in the premises.

Dated	X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WITHIN
SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.